Exhibit 10.4

(English Translation)

MenQ Technology Limited

Adress: F-2, Block A, South Factory, Zhen Nan Road, South District, ZhongshanCity

Tel:0755-82800817	Website: www.MenQ.com

Sale & Purchase Contract

Contract No: MENQ 2009092402

Date: 09/24/2009

Provider (Party A): San Da Hongkong Co., Ltd

Buyer (Party B): MenQ Technology Limited

Type	Brand	Material No	Year	Unit	Quantity	Unit Price	Amount

S3C2416 XH-40	SAMSUNG	UC-3C2416X-330P-000	2009	PCS	24500	(omitted and filed separately with the SEC)	(omitted and filed separately with the SEC)
Total Amount: (omitted and filed separately with the SEC)

1.	Package: Ensure that original factory shall package new products abroad, which is accordance with ROHS

2.	Party A shall ensure new product: please be sure to mark material number on the consignment invoice & object tag

	a.	Specification (include manufacturer, year, type etc) and quantity shall be in accordance with this contract

	b.	Goods shall be original-factory-package and its quality shall be subjected to original factory technology index.

	c.	Be in accordance with Party B’s request.

3.

Party A shall unconditionally accept all returned unqualified goods (except product described above and show qualification test report) from Party B in the event of discovery of any products quality problems or inconsistent with this contract within 30 business days upon receipt of all products from Party A and return payable amount (be calculated at unit price hereof) of such goods to Party B in one week or less. The currency of returned amount shall be identical to currency of Party B’s payment.

4.	Time of Delivery : 10/06/2009

5.	Place of Delivery : Hong Kong Gangfeng Transportation

6.	Payment Term: COD

7.	Economic Liability: The liability shall be executed in accordance with People’s Republic of China economical law of contract and conditions and terms hereof.

8.	This contract shall be effective upon execution and stamp of both parties.

9.	The fax copy shall be deemed equal legal effectiveness to the original.

Party A : San Da Hongkong Co., Ltd
Address: Room 10-2, Floor 37, Beijiao Electrical Equipment Road 148, Hong Kong
Contact Person: Yang Xiang Wu
Tel: 852-2890-7933
Fax: 852-2890-7890

Party B: MenQ Technology Limited
Address: F-2, Block A, South Factory, Zhen Nan Road, South District, Zhongshan City
Contact Person: Hu Min
Tel: 0755-82800817
Fax: 0755-82720157